Exhibit 99.1
WHITNEY HOLDING CORPORATION
228 ST. CHARLES AVENUE
NEW ORLEANS, LA 70130
www.whitneybank.com
NEWS RELEASE

CONTACT:	Trisha Voltz Carlson	FOR IMMEDIATE RELEASE
	504/299-5208	October 19, 2009
tcarlson@whitneybank.com
WHITNEY REPORTS 2009 THIRD QUARTER RESULTS
     New Orleans, Louisiana. Whitney Holding Corporation (NASDAQ—WTNY) (the “Company”) recorded a net loss of $30.0 million for the third quarter of 2009 compared to a net loss of $21.3 million for the second quarter of 2009. Including dividends on preferred stock, the loss to common shareholders was $34.1 million, or $.50 per diluted common share, for the third quarter of 2009 compared to $25.4 million, or $.38 per diluted share, for the second quarter of 2009. The Company earned $7.0 million, or $.11 per diluted common share, for the third quarter of 2008.
     “Whitney is a strong franchise that continues to report a stable core deposit base and a top ranked net interest margin,” said John C. Hope, III, Chairman and CEO. “Our loan portfolio outside of Florida is performing in line with our expectations despite increasing levels of stress from the overall economic environment and we are managing all problem areas aggressively. While addressing credit issues is currently our top priority, we remain committed to our Strategic Plan with the goal of creating long-term value for our shareholders.”
     The impact of the acquisition of Parish National Corporation (Parish) is reflected in the Company’s financial information from the November 7, 2008 acquisition date.
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KEY COMPONENTS OF THIRD QUARTER FINANCIAL RESULTS
Loans and Earning Assets
     Total loans at the end of the third quarter of 2009 were down $315 million from June 30, 2009, with reductions in most sectors of the loan portfolio and across our regional markets. Commercial and industrial (C&I) loans, including commercial real estate (CRE) loans secured by properties used in the borrower’s business, were down $215 million, construction land and land development loans were down $76 million and other CRE loans were down $15 million. Included in the quarter’s decline were charge-offs of $63.5 million, foreclosures of approximately $16 million and larger problem loan resolutions of $16 million.
     Average loans for the third quarter of 2009 were down $284 million, or 3%, compared to the second quarter of 2009. Earning assets were also down approximately 3% on average compared to the second quarter.
     Our largest industry exposure is to the oil & gas sector and loans outstanding to those customers represent $962 million, or approximately 11% of loans at September 30, 2009. The shared national credits portfolio totaled $681 million at September 30, 2009, down $102 million from June 30, 2009. Approximately $282 million of the total shared national credit portfolio is related to the oil & gas sector.
Deposits and Funding
     Average deposits in the third quarter of 2009 were down 1.5%, or $137 million, compared to the second quarter of 2009. Period-end deposits were down approximately $264 million or 3% compared to June 30, 2009, reflecting mainly declines in competitively bid public fund deposits and deposits held in treasury-management sweep products used by corporate customers.
     Noninterest-bearing demand deposits were stable to slightly higher in the third quarter of 2009 and comprised 34% of total average deposits and funded approximately 29% of average earning assets for the period. The percentage of funding from all noninterest-bearing sources totaled 34%. Higher-cost interest-bearing funds, which include time deposits and borrowings, funded 31% of average earning assets in the third quarter of 2009, compared to 33% in the second quarter of 2009.
Net Interest Income
     Net interest income (TE) for the third quarter of 2009 decreased less than 1%, or $.8 million, compared to the second quarter of 2009. Although average earning assets were down 3% between
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these periods, the net interest margin (TE) improved 6 basis points to 4.11% from 4.05%. The margin expansion reflected both a small increase in earning asset yields and a further reduction in the cost of funds. Asset yields benefited from an improved asset mix, while the reduction in cost of funds was driven mainly by the maturity or renewal of higher-cost certificates of deposit in the current low interest rate environment. Certificates of deposit from a special campaign a year earlier matured or renewed in September 2009. The start of scheduled rate reductions on deposits from a special money market campaign offered during the second quarter of 2009 also benefited the cost of funds in the third quarter of 2009.
     The lost interest on nonaccruing loans reduced the net interest margin by approximately 20 basis points in both the third and second quarters of 2009. The rates on approximately 28% and 27% of the loan portfolio at September 30, 2009 vary based on LIBOR and prime rate benchmarks, respectively. The Bank has increased the use of rate floors on its loan products and approximately 58% of our LIBOR/prime-based loans currently have rate floors.
Provision for Credit Losses and Credit Quality
     Whitney provided $80.5 million for credit losses in the third quarter of 2009, compared to $74.0 million in the second quarter of 2009. Provisions related to impaired loans accounted for more than half of the quarter’s total provision for credit losses. Over $30 million of the impaired loan provisions came from the Tampa, Florida market reflecting in part the continued declines in appraised real estate values. The remainder of the quarter’s provision for credit losses was related to a net increase in total criticized loans for the third quarter of 2009 of $131 million, smaller consumer charge-offs and qualitative adjustments. Approximately $100 million of the increase in criticized loans came from oil & gas industry credits and commercial construction, land and land development loans serviced from our Texas market.
     Net loan charge-offs in the third quarter of 2009 were $61.9 million, or 2.86%, of average loans on an annualized basis, compared to $46.7 million or 2.09% of average loans in the second quarter of 2009. The majority of total gross charge-offs, approximately 76%, came from credits in the Florida market and was heavily concentrated in residential-related real estate loans.
     The provision for loan losses exceeded net charge-offs by $19.1 million during the third quarter which further strengthened the allowance for loan losses to 2.81% of total loans at September 30, 2009, up from 2.50% at June 30, 2009 and 1.55% at September 30, 2008.
     Nonperforming loans totaled $406 million at September 30, 2009, a decrease of $7.3 million from June 30, 2009. At September 30, 2009 loans past due 90 days or more and still accruing
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totaled $15 million, down from $20 million at June 30, 2009. Loans past due 30-89 days totaled approximately $87 million, reflecting a $10 million increase from June 30, 2009.
Noninterest Income
     Noninterest income for the third quarter of 2009 decreased 10%, or $3.2 million, from the second quarter of 2009. Fee income from Whitney’s secondary mortgage market operations declined 27%, or $.8 million, on a slowdown in refinancing activity. The other noninterest income category declined a total of $2.9 million from the second quarter of 2009 which included a $1.8 million distribution from an investment in a local small business investment company and an additional $.5 million of revenue from the Company’s grandfathered foreclosed assets. Part of the decline in other noninterest income for the third quarter of 2009 was offset by the increase in bankcard fees that reflected a change in the reporting of certain transactions by a new processor.
Noninterest Expense
     Total noninterest expense for the third quarter of 2009 decreased $8.2 million, or 7%, from the second quarter of 2009. The second quarter of 2009 included a $5.5 million special deposit insurance assessment that was imposed industry-wide by the FDIC. The provision for valuation allowances on foreclosed property decreased $3.0 million in the third quarter of 2009. Loan collection costs and foreclosed asset management expenses were stable during the third quarter, although they remain at elevated levels.
     Total personnel expense for the third quarter of 2009 decreased $.8 million, or 1.5%, from the second quarter of 2009. There was a $.5 million decrease in share-based compensation that reflected the lower cost of the 2009 award relative to the cost of prior awards that vested in the second quarter of 2009. Sales-based incentive plan compensation was also lower in the third quarter. No management cash bonus has been accrued year-to-date in 2009.
Capital
     Regulatory capital ratios remain above those required for the Company and Whitney National Bank to be considered well-capitalized institutions. The Company’s tangible common equity ratio was 6.42% at the end of the third quarter of 2009, unchanged from June 30, 2009. The Company’s regulatory leverage, tier 1 and total capital ratios at September 30, 2009 were 8.99%, 10.55% and 13.37% respectively.
     “Based on what we know today, management believes that the current capital levels of the Company and the Bank are adequate to absorb further credit losses during this difficult economic cycle,” said John Hope.
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Conference Call and Additional Financial Information
     Management will host a conference call today at 4:30 p.m. CT to review third quarter 2009 results. Analysts and investors may dial in and participate in the question/answer session. A live listen-only webcast of the call will be available under the “Investor Relations” section of our website at http://www.whitneybank.com. To participate in the Q&A portion of the call, dial (877) 627-6544 or (719) 325-4819. An audio archive of the conference call will be available under the Investor Relations section of our website. A replay of the call will also be available through October 26, 2009 by dialing (888) 203-1112 or (719) 457-0820, passcode 6114697.
     This earnings release, including additional financial tables and a slide presentation related to third quarter 2009 results, is posted in the Investor Relations section of the Company’s web site at http://investor.whitneybank.com/releases.cfm?ReleasesType=Earnings&Year=2009.
     Whitney Holding Corporation, through its banking subsidiary Whitney National Bank, serves the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; the panhandle of Florida; and the Tampa Bay metropolitan area of Florida.

Forward-Looking Statements
     This news release contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended, and we intend such forward-looking statements to be covered by the safe harbor provisions therein and are including this statement for purposes of invoking these safe-harbor provisions. Forward-looking statements provide projections of results of operations or of financial condition or state other forward-looking information, such as expectations about future conditions and descriptions of plans and strategies for the future. The forward-looking statements made in this release include, but may not be limited to, expectations regarding future loan demand, capital strength and credit quality trends in the overall loan portfolio, stress test results, and specific industry or geographic segments within the portfolio.
     Whitney’s ability to accurately project results or predict the effects of future plans or strategies is inherently limited. Although Whitney believes that the expectations reflected in its forward-looking statements are based on reasonable assumptions, actual results and performance could differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from those expressed in Whitney’s forward-looking statements include, but are not limited to, those risk factors outlined in Whitney’s public filings with the Securities and Exchange Commission, which are available at the SEC’s internet site (http://www.sec.gov).
     You are cautioned not to place undue reliance on these forward-looking statements. Whitney does not intend, and undertakes no obligation, to update or revise any forward-looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements, except as required by law.
(WTNY-E)
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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS

	Third	Second	Third	Nine Months Ended
	Quarter	Quarter	Quarter	September 30
(dollars in thousands, except per share data)	2009	2009	2008	2009	2008

INCOME DATA
Net interest income	$109,854	$110,572	$111,435	$332,041	$336,105
Net interest income (tax-equivalent)	110,975	111,820	112,600	335,719	339,760
Provision for credit losses	80,500	74,000	40,000	219,500	89,000
Noninterest income	29,227	32,431	25,472	90,924	80,122
Net securities gains in noninterest income	195	—	67	195	67
Noninterest expense	103,596	111,807	89,549	312,251	259,068
Net income (loss)	(30,024)	(21,301)	7,048	(62,464)	49,777
Net income (loss) to common shareholders	(34,091)	(25,368)	7,048	(74,623)	49,777

QUARTER-END BALANCE SHEET DATA
Loans	$8,476,989	$8,791,840	$8,077,775	$8,476,989	$8,077,775
Investment securities	2,005,881	1,942,365	1,812,025	2,005,881	1,812,025
Earning assets	10,561,425	10,861,061	9,943,868	10,561,425	9,943,868
Total assets	11,656,468	11,975,082	10,987,447	11,656,468	10,987,447
Noninterest-bearing deposits	3,130,426	3,081,617	2,809,923	3,130,426	2,809,923
Total deposits	8,880,377	9,144,041	8,054,431	8,880,377	8,054,431
Shareholders’ equity	1,465,431	1,487,994	1,183,001	1,465,431	1,183,001

AVERAGE BALANCE SHEET DATA
Loans	$8,661,806	$8,945,911	$8,007,507	$8,890,667	$7,853,872
Investment securities	1,966,020	1,906,932	1,853,581	1,919,666	1,997,942
Earning assets	10,723,215	11,062,643	9,892,165	10,945,607	9,922,077
Total assets	11,796,108	12,140,311	10,902,329	12,030,560	10,846,118
Noninterest-bearing deposits	3,083,404	3,082,248	2,771,101	3,105,176	2,722,253
Total deposits	9,076,350	9,212,882	8,230,249	9,135,921	8,275,705
Shareholders’ equity	1,485,525	1,520,609	1,192,535	1,512,967	1,211,902

COMMON SHARE DATA
Earnings (loss) per share
Basic	$(.50)	$(.38)	$.11	$(1.10)	$.77
Diluted	(.50)	(.38)	.11	(1.10)	.76
Cash dividends per share	$.01	$.01	$.31	$.03	$.93
Book value per share, end of period	$17.30	$17.63	$18.49	$17.30	$18.49
Tangible book value per share, end of period	$10.63	$10.93	$13.13	$10.63	$13.13
Trading data
High sales price	$11.27	$15.33	$33.02	$16.16	$33.02
Low sales price	7.94	8.33	13.96	7.94	13.96
End-of-period closing price	9.54	9.16	24.25	9.54	24.25
Trading volume	49,059,850	62,308,611	72,540,716	160,264,736	171,546,268

RATIOS
Return on average assets	(1.01)%	(.70)%	.26%	(.69)%	.61%
Return on average common equity	(11.36)	(8.30)	2.35	(8.19)	5.49
Net interest margin (TE)	4.11	4.05	4.53	4.10	4.57
Average loans to average deposits	95.43	97.10	97.29	97.32	94.90
Efficiency ratio	73.99	77.51	64.89	73.22	61.71
Annualized expenses to average assets	3.51	3.68	3.29	3.46	3.18
Allowance for loan losses to loans, end of period	2.81	2.50	1.55	2.81	1.55
Annualized net charge-offs to average loans	2.86	2.09	1.22	2.11	.87
Nonperforming assets to loans plus foreclosed assets and surplus property, end of period	5.34	5.17	3.15	5.34	3.15
Average shareholders’ equity to average total assets	12.59	12.53	10.94	12.58	11.17
Tangible common equity to tangible assets, end of period	6.42	6.42	7.89	6.42	7.89
Leverage ratio, end of period	8.99	9.21	8.17	8.99	8.17

Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income (excluding securities gains and losses).
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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
QUARTERLY TRENDS

	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter
(dollars in thousands, except per share data)	2009	2009	2009	2008	2008

INCOME DATA
Net interest income	$109,854	$110,572	$111,615	$119,540	$111,435
Net interest income (tax-equivalent)	110,975	111,820	112,924	120,902	112,600
Provision for credit losses	80,500	74,000	65,000	45,000	40,000
Noninterest income	29,227	32,431	29,266	27,050	25,472
Net securities gains in noninterest income	195	—	—	—	67
Noninterest expense	103,596	111,807	96,848	92,026	89,549
Net income (loss)	(30,024)	(21,301)	(11,139)	8,808	7,048
Net income (loss) to common shareholders	(34,091)	(25,368)	(15,164)	8,220	7,048

QUARTER-END BALANCE SHEET DATA
Loans	$8,476,989	$8,791,840	$8,953,307	$9,081,850	$8,077,775
Investment securities	2,005,881	1,942,365	1,889,161	1,939,355	1,812,025
Earning assets	10,561,425	10,861,061	10,908,643	11,209,246	9,943,868
Total assets	11,656,468	11,975,082	12,020,481	12,380,501	10,987,447
Noninterest-bearing deposits	3,130,426	3,081,617	3,176,783	3,233,550	2,809,923
Total deposits	8,880,377	9,144,041	9,212,361	9,261,594	8,054,431
Shareholders’ equity	1,465,431	1,487,994	1,522,085	1,525,478	1,183,001

AVERAGE BALANCE SHEET DATA
Loans	$8,661,806	$8,945,911	$9,068,755	$8,700,317	$8,007,507
Investment securities	1,966,020	1,906,932	1,885,158	1,876,338	1,853,581
Earning assets	10,723,215	11,062,643	11,054,605	10,719,892	9,892,165
Total assets	11,796,108	12,140,311	12,159,252	11,777,922	10,902,329
Noninterest-bearing deposits	3,083,404	3,082,248	3,150,615	2,975,869	2,771,101
Total deposits	9,076,350	9,212,882	9,119,000	8,646,612	8,230,249
Shareholders’ equity	1,485,525	1,520,609	1,533,293	1,264,714	1,192,535

COMMON SHARE DATA
Earnings (loss) per share
Basic	$(.50)	$(.38)	$(.22)	$.12	$.11
Diluted	(.50)	(.38)	(.22)	.12	.11
Cash dividends per share	$.01	$.01	$.01	$.20	$.31
Book value per share, end of period	$17.30	$17.63	$18.22	$18.29	$18.49
Tangible book value per share, end of period	$10.63	$10.93	$11.46	$11.48	$13.13
Trading data
High sales price	$11.27	$15.33	$16.16	$26.37	$33.02
Low sales price	7.94	8.33	8.17	14.14	13.96
End-of-period closing price	9.54	9.16	11.45	15.99	24.25
Trading volume	49,059,850	62,308,611	48,896,275	42,771,277	72,540,716

RATIOS
Return on average assets	(1.01)%	(.70)%	(.37)%	.30%	.26%
Return on average common equity	(11.36)	(8.30)	(4.96)	2.67	2.35
Net interest margin (TE)	4.11	4.05	4.13	4.49	4.53
Average loans to average deposits	95.43	97.10	99.45	100.62	97.29
Efficiency ratio	73.99	77.51	68.11	62.20	64.89
Annualized expenses to average assets	3.51	3.68	3.19	3.13	3.29
Allowance for loan losses to loans, end of period	2.81	2.50	2.17	1.77	1.55
Annualized net charge-offs to average loans	2.86	2.09	1.41	.91	1.22
Nonperforming assets to loans plus foreclosed assets and surplus property, end of period	5.34	5.17	4.50	3.61	3.15
Average shareholders’ equity to average total assets	12.59	12.53	12.61	10.74	10.94
Tangible common equity to tangible assets, end of period	6.42	6.42	6.68	6.49	7.89
Leverage ratio, end of period	8.99	9.21	9.47	9.87	8.17

Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income (excluding securities gains and losses).
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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
DAILY AVERAGE CONSOLIDATED BALANCE SHEETS

	Third	Second	Third	Nine Months ended
	Quarter	Quarter	Quarter	September 30
(dollars in thousands)	2009	2009	2008	2009	2008

ASSETS
EARNING ASSETS
Loans	$8,661,806	$8,945,911	$8,007,507	$8,890,667	$7,853,872
Investment securities
Securities available for sale	1,777,298	1,712,510	1,601,202	1,724,006	1,725,933
Securities held to maturity	188,722	194,422	252,379	195,660	272,009

Total investment securities	1,966,020	1,906,932	1,853,581	1,919,666	1,997,942

Federal funds sold and short-term investments	66,225	151,325	21,681	94,976	56,276
Loans held for sale	29,164	58,475	9,396	40,298	13,987

Total earning assets	10,723,215	11,062,643	9,892,165	10,945,607	9,922,077

NONEARNING ASSETS
Goodwill and other intangible assets	452,614	454,799	343,720	454,849	345,471
Accrued interest receivable	37,901	38,562	40,731	38,955	43,228
Other assets	822,974	797,389	736,862	800,913	633,122
Allowance for loan losses	(240,596)	(213,082)	(111,149)	(209,764)	(97,780)

Total assets	$11,796,108	$12,140,311	$10,902,329	$12,030,560	$10,846,118

LIABILITIES
INTEREST-BEARING LIABILITIES
Interest-bearing deposits
NOW account deposits	$1,094,418	$1,149,259	$1,013,472	$1,166,095	$1,065,852
Money market investment deposits	1,801,664	1,693,473	1,193,546	1,604,820	1,221,660
Savings deposits	882,520	901,962	932,454	897,461	918,024
Other time deposits	845,684	839,565	722,900	851,841	754,403
Time deposits $100,000 and over	1,368,660	1,546,375	1,596,776	1,510,528	1,593,513

Total interest-bearing deposits	5,992,946	6,130,634	5,459,148	6,030,745	5,553,452

Short-term borrowings	908,700	1,100,222	1,202,585	1,069,831	1,072,588
Long-term debt	199,610	199,449	156,962	194,183	159,744

Total interest-bearing liabilities	7,101,256	7,430,305	6,818,695	7,294,759	6,785,784

NONINTEREST-BEARING LIABILITIES
Noninterest-bearing deposits	3,083,404	3,082,248	2,771,101	3,105,176	2,722,253
Accrued interest payable	18,026	16,596	19,039	18,422	21,640
Other liabilities	107,897	90,553	100,959	99,236	104,539

Total liabilities	10,310,583	10,619,702	9,709,794	10,517,593	9,634,216

SHAREHOLDERS’ EQUITY
Preferred	294,500	294,186	—	294,187	—
Common	1,191,025	1,226,423	1,192,535	1,218,780	1,211,902

Total shareholders’ equity	1,485,525	1,520,609	1,192,535	1,512,967	1,211,902

Total liabilities and shareholders’ equity	$11,796,108	$12,140,311	$10,902,329	$12,030,560	$10,846,118

EARNING ASSETS LESS
INTEREST-BEARING LIABILITIES	$3,621,959	$3,632,338	$3,073,470	$3,650,848	$3,136,293

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	September 30	June 30	December 31	September 30
(dollars in thousands)	2009	2009	2008	2008

ASSETS
Cash and due from financial institutions	$209,523	$228,452	$299,619	$296,143
Federal funds sold and short-term investments	54,729	58,026	167,268	46,117
Loans held for sale	23,826	68,830	20,773	7,951
Investment securities
Securities available for sale	1,821,246	1,749,338	1,728,962	1,565,459
Securities held to maturity	184,635	193,027	210,393	246,566

Total investment securities	2,005,881	1,942,365	1,939,355	1,812,025

Loans	8,476,989	8,791,840	9,081,850	8,077,775
Allowance for loan losses	(238,600)	(219,465)	(161,109)	(125,370)

Net loans	8,238,389	8,572,375	8,920,741	7,952,405

Bank premises and equipment	216,722	213,227	212,501	183,669
Goodwill	435,678	435,678	435,678	331,295
Other intangible assets	15,850	18,042	22,883	11,626
Accrued interest receivable	34,671	34,085	39,799	37,592
Other assets	421,199	404,002	321,884	308,624

Total assets	$11,656,468	$11,975,082	$12,380,501	$10,987,447

LIABILITIES
Noninterest-bearing demand deposits	$3,130,426	$3,081,617	$3,233,550	$2,809,923
Interest-bearing deposits	5,749,951	6,062,424	6,028,044	5,244,508

Total deposits	8,880,377	9,144,041	9,261,594	8,054,431

Short-term borrowings	991,189	1,014,940	1,276,636	1,465,857
Long-term debt	199,589	199,626	179,236	156,907
Accrued interest payable	14,505	16,886	19,789	18,457

Other liabilities	105,377	111,595	117,768	108,794

Total liabilities	10,191,037	10,487,088	10,855,023	9,804,446

SHAREHOLDERS’ EQUITY
Preferred stock	294,657	294,340	293,706	—
Common stock	2,800	2,800	2,800	2,800
Capital surplus	398,069	396,629	397,703	412,163
Retained earnings	795,199	829,976	869,918	875,347
Accumulated other comprehensive income (loss)	(12,597)	(23,054)	(25,952)	(12,437)
Treasury stock at cost	(12,697)	(12,697)	(12,697)	(94,872)

Total shareholders’ equity	1,465,431	1,487,994	1,525,478	1,183,001

Total liabilities and shareholders’ equity	$11,656,468	$11,975,082	$12,380,501	$10,987,447

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME

	Third	Second	Third	Nine Months Ended
	Quarter	Quarter	Quarter	September 30
(dollars in thousands, except per share data)	2009	2009	2008	2009	2008

INTEREST INCOME
Interest and fees on loans	$107,751	$110,353	$116,501	$329,918	$358,973
Interest and dividends on investments	20,803	20,457	21,823	62,156	69,334
Interest on federal funds sold and short-term investments	103	204	115	485	1,495

Total interest income	128,657	131,014	138,439	392,559	429,802

INTEREST EXPENSE
Interest on deposits	15,918	17,360	19,393	50,784	71,189
Interest on short-term borrowings	387	570	5,259	2,235	15,323
Interest on long-term debt	2,498	2,512	2,352	7,499	7,185

Total interest expense	18,803	20,442	27,004	60,518	93,697

NET INTEREST INCOME	109,854	110,572	111,435	332,041	336,105
PROVISION FOR CREDIT LOSSES	80,500	74,000	40,000	219,500	89,000

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	29,354	36,572	71,435	112,541	247,105

NONINTEREST INCOME
Service charges on deposit accounts	9,390	9,396	8,252	28,622	24,893
Bank card fees	5,258	4,620	4,452	14,265	13,024
Trust service fees	2,865	3,187	3,189	9,018	9,964
Secondary mortgage market operations	2,243	3,091	1,063	7,169	3,559
Other noninterest income	9,276	12,137	8,449	31,655	28,615
Securities transactions	195	—	67	195	67

Total noninterest income	29,227	32,431	25,472	90,924	80,122

NONINTEREST EXPENSE
Employee compensation	40,356	40,868	39,456	119,816	115,908
Employee benefits	10,239	10,485	8,547	32,046	26,547

Total personnel	50,595	51,353	48,003	151,862	142,455
Net occupancy	10,137	9,606	9,177	29,419	26,309
Equipment and data processing	6,570	6,528	6,048	19,452	18,510
Legal and other professional services	4,609	4,639	2,951	13,935	7,728
Deposit insurance and regulatory fees	5,281	9,879	1,661	18,745	3,484
Telecommunication and postage	3,246	2,952	2,684	9,295	8,136
Corporate value and franchise taxes	2,094	2,402	2,324	6,867	6,994
Amortization of intangibles	2,192	2,251	1,641	7,033	5,478
Other noninterest expense	18,872	22,197	15,060	55,643	39,974

Total noninterest expense	103,596	111,807	89,549	312,251	259,068

Income (loss) before income taxes	(45,015)	(42,804)	7,358	(108,786)	68,159
Income tax expense	(14,991)	(21,503)	310	(46,322)	18,382

Net income (loss)	$(30,024)	$(21,301)	$7,048	$(62,464)	$49,777

Preferred stock dividends	4,067	4,067	—	12,159	—

Net income (loss) to common shareholders	$(34,091)	$(25,368)	$7,048	$(74,623)	$49,777

EARNINGS (LOSS) PER COMMON SHARE
Basic	$(.50)	$(.38)	$.11	$(1.10)	$.77
Diluted	(.50)	(.38)	.11	(1.10)	.76

WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING
Basic	67,772,139	67,484,913	64,057,895	67,575,306	64,324,441
Diluted	67,772,139	67,484,913	64,352,735	67,575,306	64,688,044

CASH DIVIDENDS PER COMMON SHARE	$.01	$.01	$.31	$.03	$.93

- MORE -

WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*

	Third	Second	Third	Nine Months Ended
	Quarter	Quarter	Quarter	September 30
	2009	2009	2008	2009	2008

EARNING ASSETS
Loans**	4.93%	4.92%	5.79%	4.95%	6.10%
Investment securities	4.44	4.51	4.95	4.54	4.86
Federal funds sold and short-term investments	.62	.54	2.13	.68	3.55

Total interest-earning assets	4.81%	4.79%	5.62%	4.84%	5.83%

INTEREST-BEARING LIABILITIES
Interest-bearing deposits
NOW account deposits	.37%	.37%	.53%	.37%	.66%
Money market investment deposits	1.08	1.10	.95	.98	1.18
Savings deposits	.16	.16	.40	.16	.47
Other time deposits	1.80	2.14	2.79	2.14	3.28
Time deposits $100,000 and over	1.69	1.77	2.29	1.87	2.79

Total interest-bearing deposits	1.05%	1.14%	1.41%	1.13%	1.71%

Short-term borrowings	.17	.21	1.74	.28	1.91
Long-term debt	5.01	5.04	6.00	5.15	6.00

Total interest-bearing liabilities	1.05%	1.10%	1.58%	1.11%	1.84%

NET INTEREST SPREAD (tax-equivalent)
Yield on earning assets less cost of interest- bearing liabilities	3.76%	3.69%	4.04%	3.73%	3.99%

NET INTEREST MARGIN (tax-equivalent)
Net interest income (tax equivalent) as a percentage of average earning assets	4.11%	4.05%	4.53%	4.10%	4.57%

COST OF FUNDS
Interest expense as a percentage of average interest- bearing liabilities plus interest-free funds	.70%	.74%	1.09%	.74%	1.26%

*	Based on a 35% tax rate.

**	Net of unearned income, before deducting the allowance for loan losses and including loans held for sale and loans accounted for on a nonaccrual basis.
- MORE -

WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
LOAN QUALITY

	Third	Second	Third	Nine Months Ended
	Quarter	Quarter	Quarter	September 30
(dollars in thousands)	2009	2009	2008	2009	2008

ALLOWANCE FOR LOAN LOSSES
Allowance at beginning of period	$219,465	$194,179	$109,852	$161,109	$87,909
Provision for credit losses	81,000	72,000	40,000	218,000	89,000
Loans charged off	(63,530)	(48,544)	(27,325)	(145,903)	(56,659)
Recoveries on loans previously charged off	1,665	1,830	2,843	5,394	5,120

Net loans charged off	(61,865)	(46,714)	(24,482)	(140,509)	(51,539)

Allowance at end of period	$238,600	$219,465	$125,370	$238,600	$125,370

Allowance for loan losses as a percentage of loans, at end of period	2.81%	2.50%	1.55%	2.81%	1.55%

Annualized net charge-offs as a percentage of average loans	2.86	2.09	1.22	2.11	.87

Annualized gross charge-offs as a percentage of average loans	2.93	2.17	1.36	2.19	.96

Recoveries as a percentage of gross charge-offs	2.62	3.77	10.40	3.70	9.04

RESERVE FOR LOSSES ON UNFUNDED CREDIT COMMITMENTS
Reserve at beginning of period	$2,800	$800	$1,300	$800	$1,300
Provision for credit losses	(500)	2,000	—	1,500	—

Reserve at end of period	$2,300	$2,800	$1,300	$2,300	$1,300

	September 30	June 30	March 31	December 31	September 30
(dollars in thousands)	2009	2009	2009	2008	2008

NONPERFORMING ASSETS
Loans accounted for on a nonaccrual basis	$405,852	$413,174	$366,249	$301,095	$235,136
Restructured loans accruing	—	—	—	—	—

Total nonperforming loans	405,852	413,174	366,249	301,095	235,136
Foreclosed assets and surplus property	49,737	43,625	38,781	28,067	19,597

Total nonperforming assets	$455,589	$456,799	$405,030	$329,162	$254,733

Loans 90 days past due still accruing	$15,077	$20,364	$30,564	$16,101	$6,145

Nonperforming assets as a percentage of loans plus foreclosed assets and surplus property, at end of period	5.34%	5.17%	4.50%	3.61%	3.15%

Allowance for loan losses as a percentage of nonperforming loans, at end of period	58.79	53.12	53.02	53.51	53.32

Loans 90 days past due still accruing as a percentage of loans, at end of period	.18	.23	.34	.18	.08

-MORE-

WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
LOAN PORTFOLIO DETAIL
LOAN PORTFOLIO AT QUARTER-END

	2009			2008
(dollars in millions)	September	June	March	December	September

Commercial & industrial	$3,064	$3,258	$3,328	$3,436	$3,101
Commercial real estate:
Residential construction	215	239	265	274	265
Commercial construction, land & land development	1,487	1,540	1,615	1,614	1,418
CRE — owner-user	1,057	1,077	1,041	1,015	822
CRE — other	1,220	1,235	1,251	1,254	1,107

Total commercial real estate	3,979	4,091	4,172	4,157	3,612
Residential mortgage	1,011	1,028	1,046	1,079	1,003
Consumer	423	415	407	410	362

Total loans	$8,477	$8,792	$8,953	$9,082	$8,078

GEOGRAPHIC DISTRIBUTION OF LOAN PORTFOLIO AT SEPTEMBER 30, 2009

				Alabama/		Percent
(dollars in millions)	Louisiana	Texas	Florida	Mississippi	Total	of total

Commercial & industrial	$2,124	$596	$98	$246	$3,064	36%
Commercial real estate:
Residential construction	81	71	42	21	215	3%
Commercial construction, land & land development	442	444	365	236	1,487	18%
CRE — owner-user	655	117	209	76	1,057	12%
CRE — other	617	136	319	148	1,220	14%

Total commercial real estate	1,795	768	935	481	3,979	47%
Residential mortgage	553	137	198	123	1,011	12%
Consumer	292	23	67	41	423	5%

Total	$4,764	$1,524	$1,298	$891	$8,477	100%

Percent of total	56%	18%	15%	11%	100%

CRITICIZED LOANS AT SEPTEMBER 30, 2009

						Percent of
				Alabama/		loan category
(dollars in millions)	Louisiana	Texas	Florida	Mississippi	Total	total

Commercial & industrial	$74	$120	$10	$31	$235	8%
Commercial real estate:
Residential construction	6	14	21	1	42	20%
Commercial construction, land & land development	33	124	177	40	374	25%
CRE — owner-user	47	33	51	17	148	14%
CRE — other	69	38	99	30	236	19%

Total commercial real estate	155	209	348	88	800	20%
Residential mortgage	42	7	65	18	132	13%
Consumer	5	—	7	3	15	4%

Total	$276	$336	$430	$140	$1,182	14%

Percent of regional loan total	6%	22%	33%	16%	14%

-END-

ROOTED IN HISTORY.
ROOTED IN STRENGTH.

3Q09 Supplemental Data

October 19, 2009

WHITNEY®

3Q09 Supplemental Data October 19, 2009

Commercial and Business Banking Focus

Loan mix

Residential construction 3%
Consumer 5%
Residential mortgage 12%
Cml construction, land, land development 18%
CRE owner-user 12%
CRE other 14%
C&I 36%
CRE 47%

Geographic Distribution

AL/MS 11%
FL 15%
LA 56%
TX 18%

Total: $8,477mm
Yield: 4.93%

It takes a Whitney Banker.

WHITNEY® HOLDING CORPORATION

Note: Financial data as of September 30, 2009

2

2 Commercial and Business Banking Focus Loan mix Total: $8,477mm Yield: 4.93% Note: Financial data as of September 30, 2009 Geographic Distribution

Summary Credit Statistics

NCOs/avg. loans

3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
0.2%
0.1%
0.3%
0.1%
0.9%
2.9%
2004Y
2005Y
2006Y
2007Y
2008Y
2009Q3

Reserves/NPLs

225.0%
175.0%
125.0%
75.0%
25.0%
229.8%
137.3%
135.6%
73.2%
53.5%
58.8%
2004Y
2005Y
2006Y
2007Y
2008Y
2009Q3

NPAs/loans + OREO

5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
0.5%
1.0%
0.8%
1.6%
3.6%
5.3%
2004Y
2005Y
2006Y
2007Y
2008Y
2009Q3

NPLs/loans

5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
0.4%
1.0%
0.8%
1.6%
3.3%
4.8%
2004Y
2005Y
2006Y
2007Y
2008Y
2009Q3

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Note: Financial data as of September 30, 2009

3

3 Summary Credit Statistics NCOs/avg. loans NPLs/loans NPAs/loans + OREO Reserves/NPLs Note: Financial data as of September 30, 2009

Our Portfolio Outside of Florida Performing As Expected

Geographic distribution of loan portfolio

AL/MS
11%
FL
15%
LA
56%
TX
18%

Geographic distribution of NPLs

AL/MS
9%
LA
19%
TX
5%
FL
67%

Florida loan mix

Consumer
5%
C&I
8%
Residential
mortgage
15%
CRE
72%

at September 30, 2009 $s in millions	
Total Loans	$ 8,477
Florida Loans	$ 1,298
WTNY excl FL	$ 7,179
Total NPLs	$ 406
Florida NPLs	$ 273
WTNY NPLs excl FL	$ 133
Total NPLs/Loans	4.8%
Florida NPLS/loans	21.0%
WTNY NPLs/loans excl FL	1.85%

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Note: Financial data as of September 30, 2009

4

4 Our Portfolio Outside of Florida Performing As Expected Geographic distribution of loan portfolio Geographic distribution of NPLs Florida loan mix Note: Financial data as of September 30, 2009

Construction & Development by Geography

Louisiana
$442mm
19%
34%
0%
5%
9%
7%
26%
Texas
$444mm
4%
3%
10%
21%
20%
8%
34%
Florida
$365mm
20%
4%
40%
0%
6%
6%
24%
Alabama/Mississippi
$236mm
13%
7%
35%
9%
11%
2%
23%
Lots/Land Residential
Lots/Land Commercial
Office Bldg
Retail
Multifamily
Condo/Townhouse
Other*

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

5

5 Construction & Development by Geography Note: Financial data as of September 30, 2009 *Includes agricultural loans *

Construction & Development by Selected Property Type

Residential Lots/Land	Commercial Lots/Land	Retail	Multifamily
$423 mm	$343mm	$239mm	$136mm

19%
35%
35%
11%
16%
34%
25%
25%
10%
17%
9%
64%
16%
15%
1%
68%
LA
TX
FL
AL/MS

It takes a Whitney Banker.

WHITNEY® HOLDING CORPORATION

Note: Financial data as of September 30, 2009

6

6 Construction & Development by Selected Property Type Note: Financial data as of September 30, 2009

Selected Income-Producing CRE by Geography

Louisiana
$543mm
12%
29%
29%
20%
10%
Texas
$124mm
3%
3%
22%
13%
59%
Florida
$270mm
15%
17%
23%
28%
17%
Alabama/Mississippi
$116mm
7%
20%
35%
24%
14%
Hotel/Motel
Office Bldg
Industrial/warehouse
Retail
Other

It takes a Whitney Banker.

WHITNEY® HOLDING CORPORATION

7

7 Selected Income-Producing CRE by Geography Note: Financial data as of September 30, 2009 Excludes loans on multifamily apartments

Income-Producing CRE by Selected Property Type

Hotel/Motel
$229mm

10%
20%
2%
68%

Office Buildings
$229mm

12%
27%
49%
12%

Retail
$347mm

11%
22%
46%
21%

Industrial/Warehouse
$132mm

12%
41%
35%
12%

LA TX FL AL/MS

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Note: Financial data as of September 30, 2009

8

8 Income-Producing CRE by Selected Property Type Note: Financial data as of September 30, 2009

9 Increase of $131 million in criticized loans during 3Q09 to $1.182 billion Texas added $100 million in new larger criticized credits representing a variety of types of credits and industries $48 million in oil & gas credits $45 million in commercial C&D credits Prompt Identification of Stressed Credits NPLs are included in total criticized portfolio Note: Financial data as of September 30, 2009

Allowance For Loan Losses by Geography

Total Loans
$8,477mm

AL/MS
11%
FL
15%
LA
56%
TX
18%

Allowance for Loan Losses
$238.6mm

AL/MS
14%
LA
25%
TX
17%
FL
44%

Total NPLs
$406mm

AL/MS
9%
LA
19%
TX
5%
FL
67%

	LA	TX	FL	AL/MS	Total
Allowance/Loans	1.23%	2.68%	8.20%	3.63%	2.81%

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Note: Financial data as of September 30, 2009

10

10 Allowance For Loan Losses by Geography Note: Financial data as of September 30, 2009

Charge-Offs

Gross Charge-offs by Geography: 3Q09

7%
11%
6%
76%
LA
FL
AL/MS
TX

It takes a Whitney Banker.

WHITNEY® HOLDING CORPORATION

Note: Financial data as of September 30, 2009

11

11 Charge-Offs $63.5 million of gross charge-offs during 3Q09 $50 million from residential-related credits, mainly Tampa $7 million C&I credits $5 million from other income-producing CRE and C&D credits $2 million of consumer credits Gross Charge-offs by Geography: 3Q09 Note: Financial data as of September 30, 2009